SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2002
Date of Report
(Date of earliest event reported)

INFOSPACE, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-25131	91-1718107
(Commission File No.)	IRS Employer Identification Number)

601 108th Avenue N.E., Suite 1200
Bellevue, Washington 98004
(Address of Principal Executive Offices)

425-201-6100
(Registrant’s Telephone Number, Including Area Code)

Item 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

InfoSpace, Inc. announced on December 21, 2002 that that it has named Jim Voelker Chairman, Chief Executive Officer (CEO) and President. Voelker, a member of the InfoSpace Board of Directors since July 2002, assumed executive responsibility for InfoSpace effective immediately.

InfoSpace’s board of directors terminated Naveen Jain as Chairman and CEO effective December 21, 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

99.1    Press Release, dated December 21, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2002

INFOSPACE

By:	/s/ JOHN M. HALL
John M. Hall Senior Vice President and General Counsel

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